LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS INVESTMENT TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MARCH 15, 2022 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus, or SAI, as applicable, of each fund listed in Schedule A. Effective immediately, the Prospectus and SAI, as applicable, of each fund listed in Schedule A is amended as follows:

I.	For each fund listed in Schedule A, the following is added to the section titled “More on risks of investing in the fund(s)” in each fund’s Prospectus:

Risks Related to Russia’s Invasion of Ukraine. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the fund has exposure to Russian investments or investments in countries affected by the invasion, the fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the fund’s performance and the value of an investment in the fund, even beyond any direct exposure the fund may have to Russian issuers or issuers in other countries affected by the invasion.

II.	For each fund listed in Schedule A, the following is added to the section titled “Investment Practices and Risk Factors — Foreign Securities” in each fund’s SAI:

Risks Related to Russia’s Invasion of Ukraine

Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some

Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the Fund from selling these investments. Any exposure that the Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the Fund’s portfolio.

The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

SCHEDULE A

Fund	Date of Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL — Global Opportunities Bond Fund	May 1, 2021
BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	May 1, 2021
Franklin Global Market Neutral Fund	January 28, 2022
Franklin International Equity Fund	January 28, 2022
Martin Currie Emerging Markets Fund	January 28, 2022
Martin Currie SMASh Series EM Fund	November 29, 2021

LEGG MASON PARTNERS INCOME TRUST
Western Asset Corporate Bond Fund	May 1, 2021
Western Asset Emerging Markets Debt Fund	June 30, 2021
Western Asset Global High Yield Bond Fund	May 1, 2021
Western Asset Income Fund	November 29, 2021

LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset SMASh Series C Fund	June 30, 2021
Western Asset SMASh Series Core Completion Fund	June 30, 2021
Western Asset SMASh Series Core Plus Completion Fund	June 30, 2021

LEGG MASON PARTNERS INVESTMENT TRUST
BrandywineGLOBAL — High Yield Fund	July 30, 2021

LEGG MASON PARTNERS VARIABLE INCOME TRUST
Western Asset Core Plus VIT Portfolio	May 1, 2021
Western Asset Variable Global High Yield Bond Portfolio	May 1, 2021

Fund	Date of Prospectus and SAI

WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Fund	May 1, 2021
Western Asset Core Plus Bond Fund	May 1, 2021
Western Asset Intermediate Bond Fund	September 30, 2021
Western Asset Macro Opportunities Fund	March 1, 2022
Western Asset Total Return Unconstrained Fund	September 30, 2021

Please retain this supplement for future reference.

LMFX990000

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